UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual report 2|28|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 9, 2015

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost twice the average annual return of equities, and have done so with nearly 40% less volatility.

2000–2014	Stocks	High-yield bonds
Average annualized return	4.24%	7.76%
Standard deviation	15.22%	9.17%

80%
60
40
20
0
-20
-40
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Sources: S&P, JPMorgan, as of 12/31/14. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4     High Yield Trust

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

Paul, what was the market environment like for high-yield bonds during the six months ended February 28, 2015?

The market environment was volatile during the first half of the reporting period. A selloff that began in September continued through the first half of October, with volatility reaching a fever pitch in mid-October. After that, however, a number of stabilizing factors helped high-yield bonds rebound into early November. These positive developments included improvement in third-quarter U.S. gross domestic product, better-than-expected third-quarter U.S. corporate earnings, indications by both the European Central Bank [ECB] and the Bank of Japan that they were preparing to ease their respective monetary policies, and long-term interest rates that remained low. Selling pressure resumed in mid-November, as oil prices continued to decline on concerns that the global market was oversupplied. Supply worries were partly fueled by a November 27 announcement by the Organization of Petroleum Exporting Countries [OPEC] — reiterated in January 2015 — that the cartel would not cut its output. Meanwhile, widespread deceleration of global economic growth, particularly in Europe and China, sapped demand. With energy composing anywhere from 15% to 20% of the high-yield market, depending on which index is consulted, it is not surprising that falling oil prices weighed on the asset class.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

High Yield Trust     5

December was a tale of two halves for high-yield bonds. Indiscriminate selling through the first half of the month gave way to a partial recovery in prices during the second half amid reduced global stress. Oil prices, which continued to fall, dampened investor sentiment during December’s first half. Investor confidence received a lift in the second half of the month, however, as fear about the global economic impact of declining oil prices receded somewhat. Investor sentiment was also buoyed by signs that the ECB, after many months of deliberation, appeared poised to launch a stimulative bond-buying program. The ECB introduced its version of quantitative easing in January, announcing that it would purchase approximately €60 billion per month of various types of debt securities. This equates to roughly US$67 billion per month at the February 27, 2015, euro–U.S. dollar exchange rate.

High-yield bonds rallied in January and February, fueled by oil prices settling into a trading range of $48–$53 per barrel. Dovish comments by Federal Reserve Chair Janet Yellen, an extension of aid to Greece, and a cease-fire in Ukraine also contributed to a relatively stable market backdrop. Low bond yields around the globe, record U.S. stock prices, and renewed investor demand for higher-yielding securities helped high-yield bond prices move back toward early November levels.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     High Yield Trust

“Despite the risk of interest-rate
volatility, we continue to have a
reasonably positive outlook for
the asset class, excluding the
energy sector.”

Paul Scanlon

Although the fund registered a negative absolute return, it outpaced its benchmark and the average return of its Lipper peer group. What factors aided its relative performance?

At the sector/industry level, an underweight in metals/mining, favorable overall positioning in industrials, and an overweight in gaming/lodging/leisure helped the most versus the benchmark. With respect to individual investments, the top contributor was an overweight in Penn National Gaming, which operates casinos and racetracks in 18 states and Canada. Underweights in coal producer Arch Coal and oil and gas exploration and production [E&P] company Sabine Pass — a subsidiary of Sabine Oil & Gas — also bolstered the fund’s relative performance. We sold our position in Arch Coal during the period.

Which areas hampered the fund’s performance versus the benchmark?

From a sector/industry perspective, a lighter-than-benchmark allocation in energy — a sector that sharply rebounded during the final month of the period — along with overweights in utilities and financials, worked against the

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Trust     7

fund’s relative return. Looking at individual holdings, we selectively invested in the oil and gas industry, but the group was hurt by expectations of lower future demand due to the sharp decline in oil prices. Consequently, our biggest detractors were overweights in four energy-related companies: Vantage Drilling, Paragon Offshore, Seventy Seven Energy, and Lightstream Resources.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

We believe the U.S. economy remains solidly in the midcycle phase of expansion. Consequently, we think this continues to provide a supportive backdrop for domestic corporate fundamentals. Although fourth-quarter 2014 earnings declined due to poor results in the energy and telecommunications sectors, accelerating revenue growth contributed substantially to a modest reacceleration in full-year 2014 earnings. In our view, favorable revenue trends may continue and could drive solid mid- to high-single-digit earnings growth in 2015.

Against this backdrop, high-yield issuers appear to be in reasonably good financial shape. Corporations continue to take a

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8     High Yield Trust

conservative approach toward managing their assets and liabilities, in our view. This can be seen by the fact that most of the recent new-issue activity was for refinancing existing debt, which helps issuers lower their overall borrowing costs.

If U.S. economic growth continues to strengthen, we think it’s likely that the Fed will begin raising its target for short-term interest rates, possibly in the mid to latter part of this year. Financial markets typically attempt to price in Fed policy changes prior to the central bank’s formal announcements. So we would not be surprised to see some market volatility in the coming months as investors try to gauge the Fed’s intentions.

At period-end, the high-yield default rate had decreased slightly to 2.97% from 3.00% in January, which was the highest rate since May 2010. For context, the default rate was 0.67% a year ago, and it is expected to fall in April when bankrupt electric utility TXU Energy is removed from the default calculation. Excluding TXU, the default rate was 1.69%. We believe the default rate is likely to remain low overall, but sustained weakness in energy prices would likely elevate defaults among energy-related issuers. All told, despite the risk of interest-rate volatility, we continue to have a reasonably positive outlook for the asset class, excluding the energy sector. In spite of the challenges presented by the energy sector, we believe the fund held up relatively well amid the recent market selloff. With valuations improved after the selloff, we believe the yield advantage that high-yield bonds provide over U.S. Treasuries offer the potential for attractive loss-adjusted returns versus other fixed-income alternatives.

As for portfolio positioning, we are broadly diversified across market sectors, and the majority of our holdings are bonds rated split Ba or B, occupying the middle tiers of high-yield credit quality. Additionally, to compensate for marketplace liquidity constraints, as well as potentially higher interest rates, we have increased the portfolio’s cash allocation and are keeping its interest-rate sensitivity slightly below that of the benchmark.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	8.69%	8.57%	8.45%	8.45%	7.86%	7.86%	8.33%	8.23%	8.38%	8.79%
10 years	94.98	87.18	84.24	84.24	81.04	81.04	90.22	84.04	88.45	99.17
Annual average	6.91	6.47	6.30	6.30	6.12	6.12	6.64	6.29	6.54	7.13
5 years	49.84	43.85	44.31	42.31	44.28	44.28	48.15	43.33	47.67	51.62
Annual average	8.42	7.54	7.61	7.31	7.61	7.61	8.18	7.47	8.11	8.68
3 years	23.28	18.35	20.57	17.57	20.60	20.60	22.43	18.45	22.33	24.22
Annual average	7.23	5.78	6.43	5.54	6.44	6.44	6.98	5.81	6.95	7.50
1 year	2.25	–1.84	1.60	–3.26	1.64	0.67	2.18	–1.14	2.13	2.61
6 months	–0.45	–4.43	–0.84	–5.68	–0.83	–1.80	–0.48	–3.72	–0.48	–0.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     High Yield Trust

Comparative index returns For periods ended 2/28/15

	JPMorgan Developed High Yield Index	Lipper High Yield Funds category average*
Annual average (life of fund)	—†	8.46%
10 years	117.97%	88.50
Annual average	8.10	6.51
5 years	59.10	48.30
Annual average	9.73	8.18
3 years	25.26	20.81
Annual average	7.80	6.48
1 year	2.29	1.25
6 months	–0.70	–1.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/15, there were 658, 624, 497, 415, 282, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6
Income	$0.210		$0.179	$0.180	$0.197		$0.198	$0.222
Capital gains	—		—	—	—		—	—
Total	$0.210		$0.179	$0.180	$0.197		$0.198	$0.222
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/14	$8.20	$8.54	$8.19	$8.13	$8.23	$8.51	$8.03	$8.04
2/28/15	7.95	8.28	7.94	7.88	7.99	8.26	7.79	7.79
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate [1]	5.28%	5.07%	4.53%	4.57%	4.96%	4.79%	5.08%	5.70%
Current 30-day SEC yield [2]	N/A	4.70	4.15	4.15	N/A	4.50	4.65	5.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Trust     11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	8.66%	8.54%	8.42%	8.42%	7.83%	7.83%	8.29%	8.20%	8.35%	8.75%
10 years	100.24	92.23	89.23	89.23	85.49	85.49	95.10	88.76	93.30	104.30
Annual average	7.19	6.75	6.59	6.59	6.37	6.37	6.91	6.56	6.81	7.41
5 years	44.89	39.09	39.71	37.71	39.50	39.50	43.05	38.41	42.73	46.36
Annual average	7.70	6.82	6.92	6.61	6.88	6.88	7.42	6.72	7.38	7.92
3 years	22.82	17.91	20.10	17.10	19.99	19.99	21.80	17.84	21.86	23.60
Annual average	7.09	5.64	6.29	5.40	6.26	6.26	6.79	5.62	6.81	7.32
1 year	1.62	–2.44	0.85	–3.98	0.76	–0.20	1.30	–1.99	1.36	1.83
6 months	1.41	–2.65	1.03	–3.91	0.92	–0.07	1.24	–2.05	1.29	1.46

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 8/31/14	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%
Annualized expense ratio for the six-month period ended 2/28/15	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12     High Yield Trust

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.90	$8.59	$8.59	$6.13	$6.13	$3.66
Ending value (after expenses)	$995.50	$991.60	$991.70	$995.20	$995.20	$997.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.96	$8.70	$8.70	$6.21	$6.21	$3.71
Ending value (after expenses)	$1,019.89	$1,016.17	$1,016.17	$1,018.65	$1,018.65	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     High Yield Trust

The fund’s portfolio 2/28/15 (Unaudited)

CORPORATE BONDS AND NOTES (86.6%)*	Principal amount	Value
Advertising and marketing services (0.9%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	$4,645,000	$4,633,388
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	1,815,000	1,928,438
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	989,000	1,048,340
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	1,340,000	1,420,400
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	2,465,000	2,625,225
		11,655,791
Automotive (1.4%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	4,800,000	5,358,000
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	1,315,000	1,359,381
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	3,597,000	3,821,813
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	1,020,000	1,071,000
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	1,195,000	1,323,022
Motors Liquidation Co. escrow notes 8 1/4s, 2023	2,555,000	38,325
Motors Liquidation Co. escrow sr. unsec. unsub. notes 8 3/8s, 2033	2,390,000	35,850
Navistar International Corp. sr. notes 8 1/4s, 2021	3,628,000	3,673,350
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)	1,320,000	1,458,600
		18,139,341
Basic materials (8.8%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	30,000	31,275
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	65,000	71,405
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	415,000	451,325
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	3,895,000	4,810,269
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	720,000	772,200
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	3,611,000	3,791,550
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	3,088,000	3,358,200
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	1,595,000	1,819,257
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	1,205,000	1,206,579
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	2,765,000	2,906,706
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s, 2025 (Mexico)	550,000	554,125
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)	1,520,000	1,482,000
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	3,065,000	2,973,050
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	3,420,000	3,471,300

High Yield Trust     17

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	$2,960,000	$3,004,400
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	1,574,000	1,556,481
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	1,654,000	1,527,883
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	2,582,000	2,394,805
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	1,554,000	1,445,220
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	2,326,000	2,488,820
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	1,911,000	2,197,650
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	1,710,000	1,776,263
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	150,000	143,250
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	1,558,000	1,312,615
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	1,300,000	1,332,500
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	2,765,000	2,834,125
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	415,000	426,931
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	1,415,000	1,453,913
Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s, 2019 (United Kingdom)	1,380,000	1,471,770
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	1,490,000	1,512,350
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	768,000	840,960
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	2,550,000	2,722,125
Mercer International, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	2,231,000	2,336,973
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	3,440,000	3,053,000
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	3,440,000	34
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	1,510,000	1,562,850
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	1,580,000	1,591,850
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	3,925,000	4,062,375
PQ Corp. 144A sr. notes 8 3/4s, 2018	3,270,000	3,368,100
PSPC Escrow Corp. 144A sr. unsec. notes 6 1/2s, 2022	1,720,000	1,814,600
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	248,000	246,140
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	3,239,000	3,311,878
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	4,050,000	4,050,000

18     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Basic materials cont.
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	$2,210,000	$2,500,063
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	575,000	603,750
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	1,415,000	1,602,771
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	980,000	1,047,375
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	1,000,000	1,045,000
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	715,000	736,450
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	1,578,000	1,893,600
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	630,000	655,200
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	435,000	466,538
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	1,150,000	1,184,500
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	680,000	705,500
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	410,000	420,250
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	3,215,000	3,247,150
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,990,000	1,825,825
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	485,000	509,250
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	375,000	383,438
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	3,911,000	3,710,561
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	4,120,000	4,429,000
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	2,395,000	2,478,825
		112,984,148
Broadcasting (2.8%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,865,000	1,972,238
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	2,965,000	3,128,075
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	2,227,000	2,316,080
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	3,635,000	3,780,400
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	3,255,000	3,141,075
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	5,680,000	5,609,000
LIN Television Corp. company guaranty sr. unsec. notes 6 3/8s, 2021	1,025,000	1,058,313
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	1,225,000	1,252,563

High Yield Trust     19

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Broadcasting cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	$3,003,000	$3,183,180
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	280,000	294,700
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	2,075,000	2,100,938
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	2,430,000	2,581,875
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	1,360,000	1,428,000
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	1,535,000	1,638,613
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	654,000	662,175
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	905,000	971,744
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	440,000	472,450
		35,591,419
Building materials (1.0%)
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	1,040,000	1,118,000
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	3,330,000	3,429,900
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	3,979,000	4,237,635
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	1,546,000	1,629,098
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	2,062,000	2,216,650
Owens Corning company guaranty sr. unsec. notes 9s, 2019	40,000	48,283
		12,679,566
Cable television (4.0%)
Adelphia Communications Corp. escrow bonds zero %, 2016	2,223,000	16,673
Adelphia Communications Corp. escrow bonds zero %, 2015	4,000	30
Adelphia Communications Corp. escrow bonds zero %, 2015	4,000	30
Adelphia Communications Corp. escrow bonds zero %, 2015	2,906,000	21,795
Adelphia Communications Corp. escrow bonds zero %, 2015	81,000	608
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	980,000	1,019,200
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2025 (Luxembourg)	1,100,000	1,141,250
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,772,000	2,004,575
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	903,000	1,006,845
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	1,907,000	2,007,118
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	1,218,000	1,251,495
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	3,220,000	3,244,150
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	1,585,000	1,699,913
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	3,600,000	3,726,000
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	2,220,000	2,294,925

20     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Cable television cont.
Cogeco Cable, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2020 (Canada)		$1,250,000	$1,279,125
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		2,035,000	2,291,919
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		1,930,000	1,971,013
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		665,000	750,619
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		2,615,000	2,601,925
Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023 (United Kingdom)		1,265,000	1,366,200
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		3,440,000	3,543,200
Numericable Group SA 144A sr. notes 6s, 2022 (France)		4,070,000	4,141,225
Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	410,000	489,207
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		$2,610,000	2,727,450
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		2,800,000	2,912,000
Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021 (United Kingdom)		1,065,000	1,128,900
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		6,054,000	6,402,105
			51,039,495
Capital goods (7.1%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		5,893,000	6,128,720
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		2,702,000	3,087,035
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		1,705,000	1,705,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022		1,287,000	1,287,000
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		2,749,000	2,749,000
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		1,627,000	1,812,071
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,450,000	1,511,625
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)		1,515,000	1,515,000
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		3,647,000	3,993,465
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026		1,465,000	1,666,438
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		5,095,000	4,891,200
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021		1,110,000	1,164,113
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		3,985,000	4,069,681
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,826,000	5,432,437
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022		4,656,000	5,016,840
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		3,435,000	3,254,663

High Yield Trust     21

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Capital goods cont.
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	$2,255,000	$2,328,288
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,890,000	2,050,650
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	3,130,000	3,208,250
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	1,240,000	1,267,900
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	1,990,000	2,077,063
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	4,387,000	4,666,671
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019	1,235,000	1,309,100
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	665,000	690,769
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	2,610,000	2,799,225
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019	195,000	204,263
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	1,020,000	1,073,550
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	3,740,000	3,917,650
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 3/4s, 2022 (Netherlands) ‡‡	570,000	624,150
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	2,880,000	3,009,600
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	1,785,000	1,874,250
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	1,085,000	1,113,481
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	860,000	916,975
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	3,761,000	3,845,623
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	1,705,000	1,687,950
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	2,965,000	3,202,200
		91,151,896
Commercial and consumer services (1.3%)
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	2,610,000	2,733,975
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	3,535,000	3,440,616
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	3,325,000	3,354,094

22     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Commercial and consumer services cont.
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	$4,080,000	$4,340,100
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	2,343,000	2,518,725
		16,387,510
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,725,000	1,699,125
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	140,000	153,300
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	175,000	188,563
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	1,118,000	1,176,695
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	1,350,000	1,451,250
		4,668,933
Consumer staples (5.8%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024	2,095,000	2,215,463
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	2,800,000	3,045,000
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	730,000	805,738
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,190,000	1,246,525
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	1,000,000	1,022,500
Barry Callebaut Services NV 144A company guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)	455,000	485,768
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	5,010,000	5,210,400
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	4,505,000	4,673,938
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	1,940,000	1,881,800
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	5,374,000	5,588,960
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	675,000	701,156
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	2,576,000	2,949,520
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	225,000	240,750
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	180,000	186,750
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	3,555,000	3,555,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	545,000	550,450
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	2,560,000	2,576,000
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	2,860,000	2,574,000
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)	1,845,000	1,766,588
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	1,815,000	1,841,862

High Yield Trust     23

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Consumer staples cont.
HJ Heinz Co. 144A company guaranty notes 4 7/8s, 2025		$2,670,000	$2,683,350
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)		120,000	127,200
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		3,755,000	3,949,866
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		685,000	720,548
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		735,000	767,156
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		6,010,000	6,483,288
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		2,015,000	2,045,225
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021		3,940,000	4,038,500
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020		2,670,000	2,957,025
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022		1,512,000	1,674,540
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024		2,700,000	2,848,500
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		2,385,000	2,408,850
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		1,150,000	1,234,813
			75,057,029
Energy (10.3%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021		2,145,000	595,238
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022		2,235,000	2,235,000
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		2,365,000	2,382,738
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		2,847,000	2,685,433
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		255,000	242,888
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		1,855,000	1,664,863
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024		4,415,000	3,934,869
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020		1,445,000	1,325,788
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		2,970,000	2,286,900
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	790,000	935,088
Chesapeake Energy Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		$1,180,000	1,296,525
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		675,000	704,531
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		1,345,000	1,328,188

24     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Energy cont.
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	$3,145,000	$2,523,863
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	1,955,000	2,091,850
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	3,545,000	3,686,800
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †	1,681,000	252,150
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,790,000	1,718,400
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 7 3/4s, 2023	615,000	634,988
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	1,280,000	1,235,200
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	1,748,000	1,634,380
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	1,689,000	1,279,418
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	4,068,000	3,722,220
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	1,160,000	1,223,800
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	1,600,000	1,256,000
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	2,862,000	2,947,860
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	1,650,000	1,699,500
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	45,000	34,650
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	6,110,000	4,643,600
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	2,851,000	3,114,718
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	645,000	671,606
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	1,430,000	1,347,775
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	2,088,000	1,395,045
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	5,683,000	3,963,893
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	1,935,000	1,625,400
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	1,385,000	1,211,875
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	4,910,000	4,185,775

High Yield Trust     25

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Energy cont.
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F		$699,000	$38
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †		2,825,000	1,921,000
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022		3,240,000	3,393,900
Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024		1,130,000	1,178,025
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023		1,130,000	1,101,750
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022		4,445,000	4,356,100
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)		2,800,000	1,813,000
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)		1,239,000	808,448
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022		1,280,000	518,400
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024		3,840,000	1,536,000
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022		1,390,000	1,386,525
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		1,930,000	1,823,850
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		1,098,000	1,054,080
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021		1,890,000	1,800,225
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023		1,350,000	1,380,375
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		1,385,000	1,454,250
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016		4,646,000	4,913,145
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		1,060,000	1,094,450
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020		4,125,000	1,402,500
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)		1,470,000	1,525,125
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		1,280,000	678,400
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		3,259,000	2,607,200
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		944,000	968,780
SM Energy Co. sr. unsec. notes 6 1/2s, 2021		1,255,000	1,292,650
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		435,000	448,050
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	1,400,000	985,521
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$665,000	435,841
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		1,190,000	975,800
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		2,657,000	2,650,358
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019		1,578,000	1,645,065
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		5,660,000	5,603,400

26     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Energy cont.
Williams Cos., Inc. (The) notes 7 3/4s, 2031	$438,000	$491,579
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	722,410
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	1,047,000	1,095,903
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	3,210,000	3,438,713
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	2,355,000	2,425,650
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	1,730,000	1,712,700
		132,358,021
Entertainment (1.8%)
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	975,000	1,072,500
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	1,760,000	1,826,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	800,000	820,960
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	645,000	657,900
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	1,846,000	1,889,750
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	1,179,000	1,173,105
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	75,000	80,438
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020	2,805,000	2,931,225
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	955,000	993,200
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	770,000	750,750
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	2,590,000	2,622,375
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	2,357,000	2,415,925
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	5,519,000	5,649,800
		22,883,928
Financials (8.3%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	2,885,000	2,975,156
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	4,640,000	5,985,600
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	2,387,000	3,305,995
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	400,000	436,000
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	1,075,000	1,139,164
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	760,000	782,800
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	1,020,000	1,111,800
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	1,125,000	1,181,250

High Yield Trust     27

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. notes 5s, 2023		$1,435,000	$1,517,513
CIT Group, Inc. sr. unsec. notes 5s, 2022		1,090,000	1,158,812
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		2,460,000	2,644,500
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		150,000	163,688
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity		95,000	95,356
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,780,000	2,001,600
CNO Financial Group, Inc. 144A company guaranty sr. notes 6 3/8s, 2020		1,595,000	1,686,713
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)		795,000	959,963
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		1,726,000	1,104,640
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021		2,115,000	2,093,850
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)		695,000	746,256
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 6 1/4s, perpetual maturity (Switzerland)		330,000	326,700
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		2,555,000	2,107,875
Dresdner Funding Trust I 144A bonds 8.151s, 2031		4,910,000	5,990,200
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		2,310,000	2,437,050
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066		1,441,000	925,843
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		705,000	701,475
Hub International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		3,880,000	3,986,700
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		2,183,000	2,335,810
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		2,445,000	2,564,194
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		580,000	648,150
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		650,000	742,625
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,605,000	1,717,350
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037		1,660,000	1,992,000
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom))	GBP	1,605,000	4,330,096
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)		$593,000	621,168
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		1,440,000	1,562,400
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		1,380,000	1,386,900
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		2,340,000	2,252,250
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		2,340,000	2,503,800

28     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020		$1,125,000	$1,170,000
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		1,892,000	1,674,420
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019		1,645,000	1,731,363
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021		1,790,000	1,897,400
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		871,000	921,083
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,565,000	2,507,288
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		3,061,000	2,942,386
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)		900,000	990,000
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.648s, perpetual maturity (United Kingdom)		6,390,000	7,859,700
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)		1,470,000	1,645,331
Springleaf Finance Corp. company guaranty sr. unsec. unsub. notes Ser. MTN, 6.9s, 2017		1,670,000	1,803,600
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		940,000	958,800
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		835,000	943,550
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		615,000	631,913
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020		1,698,000	1,702,245
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		1,919,000	1,544,795
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		3,680,000	3,744,400
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		2,110,000	1,935,925
			106,827,441
Gaming and lottery (2.8%)
Boyd Gaming Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		405,000	424,238
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019		2,050,000	2,229,375
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,534,000	2,968,323
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		$770,000	798,875
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		795,000	850,650
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		2,305,000	2,391,438
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		5,127,465	5,563,300
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021		3,500,000	3,473,750
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019		1,563,000	1,656,780
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		6,261,000	6,527,093

High Yield Trust     29

CORPORATE BONDS AND NOTES (86.6%)* cont.		Principal amount	Value
Gaming and lottery cont.
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018		$740,000	$662,300
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020		675,000	519,750
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022		1,935,000	1,993,050
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022		6,489,000	6,359,220
			36,418,142
Health care (7.7%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		3,145,000	3,270,800
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		1,675,000	1,683,375
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		1,205,000	1,244,163
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		2,083,000	2,170,486
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		3,165,000	3,386,550
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		1,633,000	1,663,619
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		2,725,000	2,837,406
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		2,415,000	2,493,488
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		1,170,000	1,219,725
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		865,000	895,275
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		535,000	572,116
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		1,342,000	1,359,043
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	1,000,000	1,159,672
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)		$2,131,000	2,253,533
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		3,825,000	3,547,688
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		1,265,000	1,312,438
Endo Finance LLC/Endo Ltd/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6s, 2025		1,535,000	1,627,100
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		4,244,000	4,456,200
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		1,298,000	1,320,715
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		2,820,000	2,961,000
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		690,000	731,400
HCA, Inc. sr. notes 6 1/2s, 2020		5,620,000	6,392,750
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		705,000	831,900
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		1,154,000	1,201,603

30     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Health care cont.
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	$630,000	$644,884
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	1,355,000	1,460,013
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	2,280,000	2,342,700
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	3,295,000	3,608,025
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	1,645,000	1,735,475
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	2,145,000	2,252,250
Omnicare, Inc. sr. unsec. notes 5s, 2024	395,000	416,231
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	2,275,000	2,374,531
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	3,830,000	4,059,800
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6 1/2s, 2021	890,000	996,800
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	4,460,000	4,716,450
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	2,554,000	2,681,700
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	485,000	505,613
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	745,000	754,313
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	4,300,000	4,321,500
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,270,000	2,479,975
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	2,520,000	2,740,500
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	1,990,000	2,134,275
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	410,000	430,500
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	430,000	451,500
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	925,000	941,188
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	1,100,000	1,109,625
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	1,230,000	1,306,875
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	3,590,000	3,769,500
		98,826,268
Homebuilding (2.3%)
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	3,525,000	3,683,625
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	815,000	847,600
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	4,520,000	4,751,650

High Yield Trust     31

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Homebuilding cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2018	$910,000	$991,900
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	1,870,000	1,907,400
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,300,000	1,339,000
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,240,000	2,312,800
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	1,490,000	1,441,575
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	1,635,000	1,888,425
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	1,798,000	1,887,900
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	1,230,000	1,254,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	607,000	643,420
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,035,000	1,014,300
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	650,000	638,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	2,749,000	2,913,940
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	2,506,000	2,509,133
		30,025,893
Lodging/Tourism (0.7%)
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	3,195,000	3,258,900
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	2,024,000	2,327,600
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	4,082,000	3,918,720
		9,505,220
Media (0.4%)
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020	1,305,000	799,313
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	3,885,000	4,030,688
		4,830,001
Publishing (0.4%)
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	1,360,000	1,417,800
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	2,050,000	2,147,375
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	1,605,000	1,643,119
		5,208,294
Regional Bells (0.1%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	1,605,000	1,649,138
		1,649,138

32     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Retail (2.2%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019	$275,000	$290,125
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	850,000	955,570
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	2,434,000	2,437,043
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	1,306,000	1,054,595
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	870,000	915,675
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	605,000	632,225
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	85,000	88,081
Jo-Ann Stores, LLC 144A sr. unsec. notes 8 1/8s, 2019	3,805,000	3,795,488
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	1,815,000	1,701,563
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,470,000	1,624,350
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	1,996,000	2,040,910
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	4,415,000	4,641,269
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	1,355,000	1,424,444
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	2,490,000	2,608,275
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	1,860,000	1,925,100
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	1,585,000	1,656,325
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	1,105,000	1,138,150
		28,929,188
Technology (2.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	2,315,000	2,419,175
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	3,185,000	3,407,950
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	2,011,000	1,754,598
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	6,075,000	6,135,750
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	2,400,000	2,796,000
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	3,471,000	3,722,648
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	2,000	2,176
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	715,000	750,750
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	2,329,000	2,509,498
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	2,400,000	2,520,000
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	2,195,000	2,318,469
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	2,035,000	2,083,331
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	3,660,000	3,721,854

High Yield Trust     33

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Technology cont.
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	$1,500,000	$1,560,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	820,000	852,800
		36,554,999
Telecommunications (5.9%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	7,330,000	7,568,225
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)	3,180,000	3,283,350
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	3,355,000	3,539,525
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	1,640,000	1,713,800
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	4,505,000	4,556,808
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,695,000	1,737,375
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	1,835,000	2,004,738
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	483,000	536,130
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	1,111,000	1,163,773
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	3,443,000	3,201,990
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	6,164,000	5,709,405
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	1,925,000	1,977,938
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	1,980,000	2,158,200
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	934,000	1,004,246
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	965,000	1,021,694
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	1,275,000	1,322,813
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	1,207,000	1,155,703
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	1,400,000	1,615,600
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,436,000	2,819,193
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	210,000	221,025
Sprint Capital Corp. company guaranty 6 7/8s, 2028	5,247,000	4,932,180
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	1,325,000	1,361,438
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	2,086,000	2,424,975
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	8,540,000	8,817,550
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	4,075,000	4,153,953
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	4,385,000	4,264,413
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)	1,405,000	1,464,713
		75,730,753

34     High Yield Trust

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Telephone (1.8%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	$480,000	$542,100
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	540,000	577,800
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	405,000	433,350
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	1,015,000	1,075,900
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	3,541,000	3,757,886
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	4,140,000	4,326,300
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	2,514,000	2,639,700
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	2,353,000	2,476,533
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	1,615,000	1,684,461
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	938,000	1,015,385
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	2,417,000	2,441,170
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	1,705,000	1,568,600
		22,539,185
Tire and rubber (—%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	445,000	463,913
		463,913
Transportation (0.7%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	2,803,000	2,946,654
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	2,574,000	2,413,125
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	3,662,000	3,680,310
		9,040,089
Utilities and power (4.9%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	1,291,000	1,481,423
AES Corp./Virginia (The) sr. unsec. unsub. notes 9 3/4s, 2016	120,000	131,700
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	2,965,000	3,313,388
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	950,000	931,000
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	5,635,000	5,747,700
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	1,115,000	1,216,744
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	550,000	594,688
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	3,492,000	3,952,553
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	527,000	555,985
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	150,000	159,188
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	225,000	238,219
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	4,379,000	4,581,529
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	2,590,000	3,238

High Yield Trust     35

CORPORATE BONDS AND NOTES (86.6%)* cont.	Principal amount	Value
Utilities and power cont.
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	$1,597,000	$2,008,202
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	3,175,000	3,802,063
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	1,785,000	2,043,825
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	695,000	719,325
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	3,485,000	3,711,525
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,285,000	1,188,625
GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	2,651,000	2,465,430
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	765,000	776,475
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	627,538
Kinder Morgan, Inc./DE sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	151,266
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	1,493,000	1,617,996
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	5,521,000	6,001,327
NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	260,000	288,600
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	1,310,000	1,382,050
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	214,000
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	2,840,000	3,102,700
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,720,000	1,797,400
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	1,260,000	1,335,600
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	2,100,000	2,147,250
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	2,385,000	2,450,588
Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	639,000	785,812
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	1,345,000	914,600
		62,439,552
Total corporate bonds and notes (cost $1,111,379,312)		$1,113,585,153

SENIOR LOANS (5.3%)* [c]	Principal amount	Value
Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	$680,000	$632,400
		632,400
Capital goods (0.1%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	1,536,150	1,525,397
		1,525,397
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	3,050,000	3,066,522
		3,066,522

36     High Yield Trust

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value
Consumer cyclicals (2.9%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$5,210,117	$4,788,968
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	1,029,825	950,014
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	3,716,325	3,344,693
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	628,392	629,570
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	2,056,250	2,020,266
Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s, 2021 (Luxembourg)	1,875,000	1,865,625
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	780,000	785,432
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,486,784	1,283,413
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.921s, 2019	3,241,000	3,100,827
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	3,882,411	3,804,763
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	1,210,000	1,216,050
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	2,819,772	2,796,275
PetSmart, Inc. bank term loan FRN Ser. B, 5s, 2022	3,125,000	3,145,834
ROC Finance, LLC bank term loan FRN 5s, 2019	1,727,506	1,645,450
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	770,000	739,200
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	2,817,938	2,833,538
Univision Communications, Inc. bank term loan FRN 4s, 2020	1,432,843	1,428,253
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,361,195	1,279,524
		37,657,695
Consumer staples (0.5%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	1,975,000	1,982,132
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	1,890,713	1,862,944
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,440,000	1,299,600
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,145,000	1,147,147
		6,291,823
Energy (0.4%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	3,046,887	2,334,677
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	859,688	522,260
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,546,000	1,782,200
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	944,684	886,586
		5,525,723
Financials (—%)
iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	445,633	455,102
		455,102
Health care (0.6%)
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	1,522,113	1,525,495
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	3,188,591	3,171,319
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	2,576,526	2,550,761
		7,247,575
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.668s, 2017	969,721	940,479
		940,479

High Yield Trust     37

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	$1,860,000	$1,855,350
		1,855,350
Utilities and power (0.2%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	4,891,407	3,078,896
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	50,201	31,599
		3,110,495
Total senior loans (cost $72,942,799)		$68,308,561

COMMON STOCKS (1.2%)*	Shares	Value
Ally Financial, Inc. † F	113,460	$2,357,699
CIT Group, Inc.	35,508	1,642,245
DISH Network Corp. Class A †	28,200	2,116,128
EP Energy Corp. Class A †	116,332	1,308,735
General Motors Co.	76,511	2,854,625
Huntsman Corp.	67,975	1,526,719
Live Nation Entertainment, Inc. †	25,100	642,309
Lone Pine Resources Canada, Ltd. (Canada) † F	87,188	3,488
Lone Pine Resources, Inc. Class A (Canada) † F	87,188	3,488
Penn National Gaming, Inc. †	72,100	1,174,509
Seventy Seven Energy, Inc. †	60,780	291,744
Spectrum Brands Holdings, Inc.	13,280	1,244,070
Tribune Co. Class 1C F	297,958	74,489
Vantage Drilling Co. †	949,728	351,399
Total common stocks (cost $17,325,577)		$15,591,647

CONVERTIBLE PREFERRED STOCKS (0.8%)*	Shares	Value
Actavis PLC Ser. A, 5.50% cv. pfd. †	2,467	$2,531,142
American Tower Corp. $5.50 cv. pfd. † R	18,500	1,873,125
Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	14,630	1,558,095
EPR Properties Ser. C, $1.44 cv. pfd. R	114,663	2,837,909
Tyson Foods, Inc. $2.375 cv. pfd.	29,624	1,512,898
Total convertible preferred stocks (cost $9,426,585)		$10,313,169

PREFERRED STOCKS (0.5%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	3,958	$3,968,514
Citigroup, Inc. Ser. K, $1.719 ARP	26,600	713,678
M/I Homes, Inc. Ser. A, $2.438 pfd.	53,597	1,382,803
Total preferred stocks (cost $4,272,705)		$6,064,995

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,377,000	$1,672,194
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	1,132,000	1,805,540
Total convertible bonds and notes (cost $2,631,135)		$3,477,734

38     High Yield Trust

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value
General Motors Co.	7/10/19	$18.33	18,319	$353,190
General Motors Co.	7/10/16	10.00	18,319	501,574
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	1.70	672,570	15
Total warrants (cost $769,037)				$854,779

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value
Putnam Short Term Investment Fund 0.10% L	57,610,468	$57,610,468
SSgA Prime Money Market Fund Class N 0.02% P	120,000	120,000
Total short-term investments (cost $57,730,468)		$57,730,468

TOTAL INVESTMENTS
Total investments (cost $1,276,477,618)	$1,275,926,506

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,285,179,891.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

High Yield Trust     39

P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $1,850,000 to cover the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $13,558,071) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	4/15/15	$44,768	$47,415	$2,647
Credit Suisse International
	British Pound	Buy	3/18/15	817,383	806,550	10,833
Goldman Sachs International
	Euro	Sell	3/18/15	1,851,447	2,068,164	216,717
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/15/15	1,441,459	1,527,488	86,029
	Euro	Buy	3/18/15	606,404	614,821	(8,417)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/15/15	2,276,468	2,410,932	134,464
UBS AG
	British Pound	Sell	3/18/15	4,451,070	4,524,619	73,549
	Euro	Sell	3/18/15	1,392,334	1,558,082	165,748
Total						$681,570

40     High Yield Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,526,719	$—	$—
Communication services	2,116,128	—	—
Consumer cyclicals	4,671,443	—	74,489
Consumer staples	1,244,070	—	—
Energy	1,951,878	—	6,976
Financials	1,642,245	2,357,699	—
Total common stocks	13,152,483	2,357,699	81,465
Convertible bonds and notes	$—	$3,477,734	$—
Convertible preferred stocks	2,531,142	7,782,027	—
Corporate bonds and notes	—	1,113,585,081	72
Preferred stocks	713,678	5,351,317	—
Senior loans	—	68,308,561	—
Warrants	854,764	15	—
Short-term investments	57,730,468	—	—
Totals by level	$74,982,535	$1,200,862,434	$81,537

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$681,570	$—
Totals by level	$—	$681,570	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Trust     41

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,218,867,150)	$1,218,316,038
Affiliated issuers (identified cost $57,610,468) (Notes 1 and 5)	57,610,468
Cash	61,201
Dividends, interest and other receivables	21,974,020
Receivable for shares of the fund sold	1,409,816
Receivable for investments sold	6,704,578
Unrealized appreciation on forward currency contracts (Note 1)	689,987
Prepaid assets	79,211
Total assets	1,306,845,319
LIABILITIES
Payable for investments purchased	17,695,310
Payable for shares of the fund repurchased	1,812,565
Payable for compensation of Manager (Note 2)	540,347
Payable for custodian fees (Note 2)	12,765
Payable for investor servicing fees (Note 2)	283,793
Payable for Trustee compensation and expenses (Note 2)	538,869
Payable for administrative services (Note 2)	3,964
Payable for distribution fees (Note 2)	445,239
Distributions payable to shareholders	22
Unrealized depreciation on forward currency contracts (Note 1)	8,417
Collateral on certain derivative contracts, at value (Note 1)	120,000
Other accrued expenses	204,137
Total liabilities	21,665,428
Net assets	$1,285,179,891

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,514,333,119
Undistributed net investment income (Note 1)	7,275,309
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(236,557,072)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	128,535
Total — Representing net assets applicable to capital shares outstanding	$1,285,179,891
(Continued on next page)

42     High Yield Trust

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($962,698,033 divided by 121,053,204 shares)	$7.95
	Offering price per class A share (100/96.00 of $7.95)*	$8.28
	Net asset value and offering price per class B share ($16,710,364 divided by 2,104,407 shares)**	$7.94
	Net asset value and offering price per class C share ($52,585,127 divided by 6,674,832 shares)**	$7.88
	Net asset value and redemption price per class M share ($16,379,652 divided by 2,050,975 shares)	$7.99
	Offering price per class M share (100/96.75 of $7.99)†	$8.26
	Net asset value, offering price and redemption price per class R share ($11,004,915 divided by 1,413,455 shares)	$7.79
	Net asset value, offering price and redemption price per class Y share ($225,801,800 divided by 28,992,988 shares)	$7.79
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Trust     43

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $22,075 from investments in affiliated issuers) (Note 5)	$38,005,347
Dividends	572,464
Total investment income	38,577,811
EXPENSES
Compensation of Manager (Note 2)	3,487,096
Investor servicing fees (Note 2)	850,756
Custodian fees (Note 2)	19,041
Trustee compensation and expenses (Note 2)	8,689
Distribution fees (Note 2)	1,605,800
Administrative services (Note 2)	18,064
Other	226,340
Total expenses	6,215,786
Expense reduction (Note 2)	(5,881)
Net expenses	6,209,905
Net investment income	32,367,906

Net realized gain on investments (Notes 1 and 3)	6,997,958
Net realized gain on foreign currency transactions (Note 1)	1,069,582
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	311,565
Net unrealized depreciation of investments during the period	(49,084,040)
Net loss on investments	(40,704,935)
Net decrease in net assets resulting from operations	$(8,337,029)

The accompanying notes are an integral part of these financial statements.

44     High Yield Trust

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income	$32,367,906	$76,111,666
	Net realized gain on investments and foreign currency transactions	8,067,540	28,936,674
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(48,772,475)	28,702,660
	Net increase (decrease) in net assets resulting from operations	(8,337,029)	133,751,000
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(25,490,415)	(59,041,534)
	Class B	(396,833)	(920,372)
	Class C	(1,102,148)	(2,648,870)
	Class M	(466,033)	(1,156,061)
	Class R	(296,055)	(617,043)
	Class Y	(5,632,006)	(13,062,980)
	Decrease from capital share transactions (Note 4)	(17,133,542)	(57,863,785)
	Total decrease in net assets	(58,854,061)	(1,559,645)
	NET ASSETS
	Beginning of period	1,344,033,952	1,345,593,597
	End of period (including undistributed net investment income of $7,275,309 and $8,290,893, respectively)	$1,285,179,891	$1,344,033,952
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Trust     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
February 28, 2015**	$8.20	.20	(.24)	(.04)	(.21)	(.21)	—	—	$7.95	(.45)*	$962,698	.49*	2.57*	28*
August 31, 2014	7.88	.43	.33	.76	(.44)	(.44)	—	—	8.20	9.77	1,058,920	1.01	5.29	51
August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	—[d]	—	7.88	7.84	1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—[d]	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—[d]	—[e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—[d]	—[h]	7.40	19.29	1,120,786	1.04[i]	7.67[i]	71
Class B
February 28, 2015**	$8.19	.17	(.24)	(.07)	(.18)	(.18)	—	—	$7.94	(.84)*	$16,710	.86*	2.19*	28*
August 31, 2014	7.86	.37	.33	.70	(.37)	(.37)	—	—	8.19	9.11	19,427	1.76	4.54	51
August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	—[d]	—	7.86	7.05	20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—[d]	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—[d]	—[e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—[d]	—[h]	7.39	18.39	41,109	1.79[i]	6.96[i]	71
Class C
February 28, 2015**	$8.13	.17	(.24)	(.07)	(.18)	(.18)	—	—	$7.88	(.83)*	$52,585	.86*	2.20*	28*
August 31, 2014	7.81	.37	.33	.70	(.38)	(.38)	—	—	8.13	9.05	49,810	1.76	4.54	51
August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	—[d]	—	7.81	7.10	48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—[d]	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—[d]	—[e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—[d]	—[h]	7.35	18.19	38,400	1.79[i]	6.92[i]	71
Class M
February 28, 2015**	$8.23	.19	(.23)	(.04)	(.20)	(.20)	—	—	$7.99	(.48)*	$16,380	.61*	2.43*	28*
August 31, 2014	7.90	.41	.33	.74	(.41)	(.41)	—	—	8.23	9.55	22,440	1.26	5.04	51
August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	—[d]	—	7.90	7.50	20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—[d]	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—[d]	—[e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—[d]	—[h]	7.42	19.12	19,218	1.29[i]	7.46[i]	71
Class R
February 28, 2015**	$8.03	.19	(.23)	(.04)	(.20)	(.20)	—	—	$7.79	(.48)*	$11,005	.61*	2.44*	28*
August 31, 2014	7.72	.40	.32	.72	(.41)	(.41)	—	—	8.03	9.53	12,336	1.26	5.04	51
August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	—[d]	—	7.72	7.60	12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—[d]	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—[d]	—[e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—[d]	—[h]	7.30	18.80	5,085	1.29[i]	7.36[i]	71
Class Y
February 28, 2015**	$8.04	.21	(.24)	(.03)	(.22)	(.22)	—	—	$7.79	(.30)*	$225,802	.37*	2.72*	28*
August 31, 2014	7.73	.44	.33	.77	(.46)	(.46)	—	—	8.04	10.16	181,102.76		5.54	51
August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	—[d]	—	7.73	8.03	182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—[d]	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—[d]	—[e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—[d]	—[h]	7.31	19.49	99,244	.79[i]	7.80[i]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	High Yield Trust	High Yield Trust	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2010	0.01%

The accompanying notes are an integral part of these financial statements.

48     High Yield Trust

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

High Yield Trust     49

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

50     High Yield Trust

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $380,034 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted

High Yield Trust     51

line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2014, the fund had a capital loss carryover of $242,418,665 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$8,546,084	N/A	$8,546,084	August 31, 2016
96,252,247	N/A	96,252,247	August 31, 2017
137,620,334	N/A	137,620,334	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,278,683,565, resulting in gross unrealized appreciation and depreciation of $41,981,614 and $44,738,673, respectively, or net unrealized depreciation of $2,757,059.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

52     High Yield Trust

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$654,100
Class B	11,921
Class C	32,623
Class M	13,064
Class R	7,885
Class Y	131,163
Total	$850,756

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,298 under the expense offset arrangements and by $3,583 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $696, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

High Yield Trust     53

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,201,579
Class B	87,693
Class C	239,351
Class M	48,187
Class R	28,990
Total	$1,605,800

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,323 and $295 from the sale of class A and class M shares, respectively, and received $5,849 and $670 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$339,943,808	$344,363,623
U.S. government securities (Long-term)	—	—
Total	$339,943,808	$344,363,623

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/15		Year ended 8/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	15,679,650	$124,430,302	19,922,386	$161,548,427
Shares issued in connection with reinvestment of distributions	2,747,306	21,749,348	6,154,333	49,978,343
	18,426,956	146,179,650	26,076,719	211,526,770
Shares repurchased	(26,475,447)	(209,845,694)	(31,676,837)	(257,589,200)
Net decrease	(8,048,491)	$(63,666,044)	(5,600,118)	$(46,062,430)

54     High Yield Trust

	Six months ended 2/28/15		Year ended 8/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	90,420	$716,849	339,041	$2,750,413
Shares issued in connection with reinvestment of distributions	43,470	343,640	97,030	786,752
	133,890	1,060,489	436,071	3,537,165
Shares repurchased	(401,929)	(3,181,493)	(616,732)	(4,998,172)
Net decrease	(268,039)	$(2,121,004)	(180,661)	$(1,461,007)

	Six months ended 2/28/15		Year ended 8/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	1,457,804	$11,362,255	2,376,563	$18,999,324
Shares issued in connection with reinvestment of distributions	124,570	977,024	292,860	2,358,715
	1,582,374	12,339,279	2,669,423	21,358,039
Shares repurchased	(1,037,348)	(8,111,851)	(2,788,084)	(22,409,268)
Net increase (decrease)	545,026	$4,227,428	(118,661)	$(1,051,229)

	Six months ended 2/28/15		Year ended 8/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	249,325	$1,970,763	406,962	$3,281,690
Shares issued in connection with reinvestment of distributions	53,339	424,600	128,471	1,047,149
	302,664	2,395,363	535,433	4,328,839
Shares repurchased	(977,105)	(7,565,268)	(434,982)	(3,541,375)
Net increase (decrease)	(674,441)	$(5,169,905)	100,451	$787,464

	Six months ended 2/28/15		Year ended 8/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	246,263	$1,905,952	462,442	$3,689,521
Shares issued in connection with reinvestment of distributions	37,608	291,579	76,607	609,632
	283,871	2,197,531	539,049	4,299,153
Shares repurchased	(406,237)	(3,127,366)	(617,880)	(4,892,939)
Net decrease	(122,366)	$(929,835)	(78,831)	$(593,786)

	Six months ended 2/28/15		Year ended 8/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	26,536,749	$204,923,395	26,424,864	$209,628,481
Shares issued in connection with reinvestment of distributions	712,606	5,514,631	1,538,182	12,253,031
	27,249,355	210,438,026	27,963,046	221,881,512
Shares repurchased	(20,783,996)	(159,912,208)	(29,050,971)	(231,364,309)
Net increase (decrease)	6,465,359	$50,525,818	(1,087,925)	$(9,482,797)

High Yield Trust     55

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$56,222,398	$371,863,357	$370,475,287	$22,075	$57,610,468

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$17,700,000
Warrants (number of warrants)	710,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$689,987	Payables	$8,417
Equity contracts	Investments	854,779	Payables	—
Total		$1,544,766		$8,417

56     High Yield Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$1,102,758	$1,102,758
Equity contracts	44,502	—	44,502
Total	$44,502	$1,102,758	$1,147,260

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$311,766	$311,766
Equity contracts	49,028	—	49,028
Total	$49,028	$311,766	$360,794

High Yield Trust     57

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$2,647	$10,833	$216,717	$86,029	$134,464	$239,297	$689,987
Total Assets	$2,647	$10,833	$216,717	$86,029	$134,464	$239,297	$689,987
Liabilities:
Forward currency contracts#	—	—	—	8,417	—	—	8,417
Total Liabilities	$—	$—	$—	$8,417	$—	$—	$8,417
Total Financial and Derivative Net Assets	$2,647	$10,833	$216,717	$77,612	$134,464	$239,297	$681,570
Total collateral received (pledged)†##	$—	$—	$125,519	$77,612	$—	$239,297
Net amount	$2,647	$10,833	$91,198	$—	$134,464	$—

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

58	High Yield Trust	High Yield Trust	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60     High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA034
293340 4/15

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015